KemPharm

KP415 Pre-NDA Meeting Update Call

April 11, 2019

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This presentation contains forward-looking statements, including statements about our plans to develop and commercialize our product candidates, our planned clinical trials for our prodrug product candidates, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates, including expectations about our ability to use the 505(b)(2) pathway and expedited FDA review, the clinical utility of our product candidates and our intellectual property position. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. These and other risks concerning our business are described in additional detail in our Annual Report on Form 10-K filed with the SEC on March 1, 2019, and our other Periodic and Current Reports filed with the SEC. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Further, the information contained in this presentation speaks only as the date hereof. While we may elect to update the information in this presentation in the future, we disclaim any obligation to do so except to the extent required by applicable law.

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Update Call Participants

- **Travis Mickle, Ph.D.** – President & Chief Executive Officer
- **Andrew Barrett, Ph.D.** – Vice President, Scientific Affairs

KP415

Pre-NDA Meeting Update

KP415 Pre-NDA Meeting

- KP415 pre-NDA meeting with FDA held yesterday, April 10th
- FDA confirmed that KemPharm's proposed NDA package appears to be sufficient for filing as soon as completed
- KP415.E01 efficacy study is sufficient to assess efficacy in ADHD
  - No additional efficacy study or data is required
  - Division has been well informed of the data and has provided feedback regarding what support they will require to assess the data fully
  - If justified, the Division is not opposed to using analyses similar to other approved products to treat ADHD
  - Specific KP415 efficacy labeling is a matter for NDA review
- KP415 NDA submission in late 2Q 2019 or early 3Q 2019

KP415.E01 Efficacy Trial

Final Data Review

KP415.E01 Efficacy Trial Data Review

- A predose KP415 vs. placebo difference in SKAMP-C scores was observed as expected on the classroom day
- The prespecified predose Visit 5 baseline could not mathematically correct for this difference and resulted in a truncated apparent duration of effect from 1 to 10 hours postdose
- After conducting post-hoc and sensitivity analyses, reviewing responses from a Type-C meeting with the FDA, and a Pre-NDA meeting with the FDA, we believe the following can be concluded:
  - Predose Visit 6 is the correct baseline to adjust for predose treatment group differences which is consistent with the statistical model for most approved ADHD products
  - Post-hoc analysis with predose Visit 6 baseline indicates a duration of effect from 0.5 to 13 hours postdose
  - PERMP data and sensitivity analyses support robustness of the 0.5 to 13 hour duration of effect

Absolute SKAMP-C Scores for Visit 5 vs. Visit 6 Predose Statistical Baselines



Mean Absolute SKAMP-C Scores
19
18
17
16
15
14
13
Predose Visit 5
Predose Visit 6
KP415
Placebo
KP415
Placebo

<u>Visit 5</u>: both KP415 and Placebo subjects had taken KP415 for 3 weeks followed by a 2-day washout. After baseline assessment, all subjects received an open-label KP415 dose.

<u>Visit 6</u>: KP415 subjects had taken KP415 for 1 week and Placebo subjects had taken Placebo for 1 week. After baseline assessment, the last double-blind dose of either KP415 or placebo was administered.

KP415.E01 Predose Visit 6 Post-Hoc Analysis

- When using the correct SKAMP-C baseline, predose Visit 6, onset and duration of effect cover 0.5-13 hours postdose
- The post-hoc model is the same as the pre-specified model with the **only** change being the use of predose Visit 6 scores as the baseline rather than predose Visit 5
- A sensitivity analysis with the same model using absolute SKAMP-C scores as endpoint and predose Visit 6 as covariate (similar to, e.g., Cotempla XR-ODT, Aptensio XR) produces identical results as with the change from predose Visit 6 endpoint
- Further sensitivity analyses also support duration of effect from 0.5-13 hours postdose
- Additionally, duration of efficacy is supported by PERMP scores indicating effect for 0.5-13 hours postdose regardless of whether predose Visit 5 or predose Visit 6 is used as the baseline

SKAMP-C Change from Predose Visit 6 (Post-Hoc Analysis)



LSM SKAMP-C Change from Baseline ± SE
8
6
4
2
0
-2
-4
-6
-8
-10
-12
0 1 2 3 4 5 6 7 8 9 10 11 12 13
Time (hours)
KP415
Placebo

Statistical model includes predose Visit 6 as covariate

* Indicates time point is statistically significantly different from placebo ($p<0.05$)

Statistical Analysis Model Comparison

Analysis Parameter	Cotempla XR-ODT (pre-specified)	KP415 (post-hoc)
Endpoint	postdose SKAMP-C	• postdose SKAMP-change from predose • postdose SKAMP-C
Model	mixed model repeated measures (MMRM)	
Fixed Effects/ Covariates	• treatment • predose SKAMP-C • time • treatment-by-time • site	
Random Effects	Subject	
Test Sequence	Fixed-sequence: 5, 3, 7, 1, 10, 12, 13 hour	Chronological sequence: 0.5, 1, 2, 4, 8, 10, 12, 13 hour

The KP415 pre-specified model/analysis were identical to the post-hoc model/analysis with the exception of using predose Visit 6 (post-hoc) as opposed to predose Visit 5 as the SKAMP-C baseline

Statistical Analysis Model Comparison



LSM Absolute SKAMP-C Score ± SE
25
20
15
10
5
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13
Time (hours)
KP415
Placebo



LSM Absolute SKAMP-C Score ± SE
30
25
20
15
10
5
0
0 1 2 3 4 5 6 7 8 9 10 11 12 13
Time (hours)
Cotempla XR-ODT
Placebo

Statistical model includes predose Visit 6 (KP415) and predose Visit 8 (Cotempla XR-ODT) as covariate, respectively.

Quillivant XR Statistical Analysis of Efficacy Study Data



Period 1 data ± SE
Mean Combined SKAMP
Timepoints (hours)
NWD06
Placebo
Period 2 data ± SE
Mean Combined SKAMP
Timepoints (hours)
NWD06
Placebo

FDA implemented post-hoc modification of statistical plan, using only Period 1 data due to a sequence effect that invalidated Period 2 data.

Quillivant XR (NDA 202100). Summary Basis of Approval

Partnership Process Update

KP415 and KP484 for ADHD

KP415 and KP484 – NDA and Partnering Process Update

- Anticipated NDA submissions
  - KP415 pre-NDA meeting completed
  - KP415 NDA submission late Q2 or early Q3 2019
  - KP484 NDA planned for 2020
- Strategic Partnering Process
  - Process continues as previously disclosed on last quarterly update call
  - Multiple parties are engaged in a competitive process
  - Continuing to pursue the best proposal to maximize long-term value
    - Not all proposals are created equal
    - Each partner's commercial plans and current capabilities must be understood to ensure commercial potential is optimized

KemPharm Value Proposition

KP415/KP484 potentially provide near-term, high value opportunities

- Partnership
- NDA submission
- Approval
- Launch with partner into a large market

Building future value

- KP879 – for the treatment of stimulant use disorder (SUD)
- APADAZ® commercial launch
- Continue to advance our development product pipeline
- R&D collaborations (e.g., twoXAR, Genco)

Appendix

Final SKAMP-C Change from Predose Visit 5 (Pre-specified)

Time Point	Change in SKAMP-C from Predose Visit 5*					
	LS Mean (SE)		Difference in LS mean (SE)	95% Confidence Interval		
Visit 6	KP415	Placebo	KP415 – Placebo	KP415 – Placebo		p-Value
Predose	-0.50 (0.85)	-2.87 (0.87)	2.37 (1.18)	0.07	4.68	0.0437
0.5 hours postdose	-3.10 (0.85)	-0.82 (0.87)	-2.28 (1.18)	-4.58	0.03	0.0531
1 hours postdose	-6.72 (0.85)	0.68 (0.87)	-7.40 (1.18)	-9.70	-5.09	<.0001
2 hours postdose	-10.39 (0.85)	-0.25 (0.87)	-10.14 (1.18)	-12.45	-7.83	<.0001
4 hours postdose	-8.84 (0.85)	0.92 (0.87)	-9.76 (1.18)	-12.07	-7.46	<.0001
8 hours postdose	-4.80 (0.85)	2.25 (0.87)	-7.05 (1.18)	-9.35	-4.74	<.0001
10 hours postdose	-3.73 (0.85)	0.18 (0.87)	-3.91 (1.18)	-6.22	-1.60	0.0009
12 hours postdose	-0.47 (0.85)	0.49 (0.87)	-0.96 (1.18)	-3.27	1.34	0.4119
13 hours postdose	-1.39 (0.85)	0.23 (0.87)	-1.63 (1.18)	-3.93	0.68	0.1665
Mean difference in change from baseline across all postdose time points	-4.44 (0.557)	0.089 (0.653)	-4.53 (0.797)	-6.09	-2.97	<.0001

* Statistical model includes predose Visit 5 as covariate.

Final SKAMP-C Change from Predose Visit 6 (Post-Hoc Analysis)

Time Point	Change in SKAMP-C from Predose Visit 6*					
	LS Mean (SE)		Difference in LS mean (SE)	95% Confidence Interval		
Visit 6	KP415	Placebo	KP415 – Placebo	KP415 – Placebo		p-Value
0.5 hours postdose	-1.30 (0.88)	2.67 (0.91)	-3.97 (1.22)	-6.37	-1.57	0.0012
1 hours postdose	-4.92 (0.88)	4.08 (0.91)	-9.00 (1.22)	-11.40	-6.60	<0.0001
2 hours postdose	-8.60 (0.88)	3.43 (0.91)	-12.03 (1.22)	-14.43	-9.63	<0.0001
4 hours postdose	-7.04 (0.88)	4.62 (0.91)	-11.66 (1.22)	-14.06	-9.26	<0.0001
8 hours postdose	-3.00 (0.88)	6.15 (0.91)	-9.15 (1.22)	-11.55	-6.75	<0.0001
10 hours postdose	-1.93 (0.88)	4.05 (0.91)	-5.99 (1.22)	-8.39	-3.59	<0.0001
12 hours postdose	1.32 (0.88)	4.17 (0.91)	-2.85 (1.22)	-5.25	-0.45	0.0200
13 hours postdose	0.40 (0.88)	3.90 (0.91)	-3.49 (1.22)	-5.89	-1.09	0.0044
Mean difference in change from baseline across all postdose time points	-3.13 (0.61)	4.13 (0.71)	-7.27 (0.88)	-9.00	-5.53	<0.0001

* Statistical model includes predose Visit 6 as covariate